UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1. Reports to Stockholders.

UBS Cashfund Inc.

Annual Report

March 31, 2009

UBS Cashfund Inc.

May 15, 2009

Dear shareholder,

We present you with the annual report for UBS Cashfund Inc. (the “Fund”) for the 12 months ended March 31, 2009.

Performance

The seven-day current yield for the Fund as of March 31, 2009 was 0.28%, down from 1.96% on September 30, 2008. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 10.)

An interview with Portfolio Manager Robert Sabatino

Q.	Following unprecedented
turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the “Program”). Is the Fund participating?
A.	The Fund applied and was accepted to participate in the Program. The US Treasury will guarantee the share price of any publicly offered eligible money market mutual fund that applies and is accepted into the Program. Shareholders in money market funds enrolled in the Program through its expiration on September 18, 2009, will be covered for the amounts they held as of the close of business on September 19, 2008. Further important information about the Program appears at the end of this letter. The Fund has maintained its net asset value (“NAV”) of $1.00 per share* throughout the recent unprecedented turmoil and has continued to meet its stated goal of current income, stability of principal and high liquidity. We are pleased to have the Fund participate in the Program to provide an added level of protection for covered shareholders. We want to reassure shareholders of the following:

• The Fund holds very high-quality assets. While we consider rating agencies’ credit ratings, we rely first and foremost on our own proprietary research, conducted by dedicated teams of credit analysts. This approach benefited the Fund in the volatile environment that prevailed during the reporting period.

*	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, the Fund is participating in the US Treasury’s Temporary Guarantee Program for Money Market Funds; please see further below for important information about the Program’s scope and limitations.

UBS Cashfund Inc.

Investment goal:

Current income, stability of principal and high liquidity

Portfolio Manager:

Robert Sabatino

UBS Global Asset

Management (Americas) Inc.

Commencement:

January 20, 1978

Dividend payments:

Monthly

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UBS Cashfund Inc.

• UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for more than 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

Q.	How long will the Program last?
A.	The Program will be in effect until September 18, 2009.

Q.	What are the costs to the Fund to participate in the Program, and how will this impact the Fund’s yields?
A.	When the Program was introduced, it had an initial termination date of December 18, 2008. The Fund paid a fee of 0.01% of the value of the Fund’s outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This ensured Program coverage for the period from September 19, 2008 through December 18, 2008. The Program was extended twice—first through April 30, 2009 and then, most recently, through September 18, 2009. The Fund paid additional fees calculated on the same basis, but at the rate of 0.015% for each of the two extension election periods, to continue to participate through September 18, 2009. This cost will be absorbed by the Fund as a fund expense.

We do expect that the Fund’s yield will decline as a result of the program participation fees, but believe that the extent of any yield decreases will be dependent on a number of factors outside of the Fund’s control, including fluctuations in the asset base of the Fund.

Q.	How would you describe the economic environment during the reporting period?
A.	When the reporting period began, there continued to be hope that if the US fell into a recession, it would be modest and brief. By the end of the period, the question was no longer if a recession would occur, it was how long it would last and how severe it was going to be.

Looking back, the economy, as measured by US gross domestic product (“GDP”), expanded 2.8% during the second quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling business and consumer consumption, and surging unemployment caused the US economy to weaken significantly during the second half of the year, and GDP declined 0.5% in the third quarter of 2008. The slump continued into the following quarter, when GDP declined 6.3%—the worst quarterly reading since 1982. The economy remained weak at the start of 2009, as the advance estimate for first calendar quarter GDP was a decline of 6.1%.

Near the end of 2008, the National Bureau of Economic Research (NBER) formally declared that the US economy was in a recession,

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placing its start back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a prolonged recession. Following Lehman Brothers’ bankruptcy, the Fed added billions of dollars into the financial system. It also announced an $85 billion rescue plan for insurance giant AIG, the cost of which has since increased significantly. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and introduced its Troubled Asset Relief Program (TARP).

More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $500 billion to $1 trillion of toxic mortgage assets from bank balance sheets. The new administration in Washington has made the revival of the US economy a priority, with President Obama signing a $787 billion stimulus package into law in February 2009.

In further support of the economy, the Fed reduced the federal funds rate on several occasions during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) At its April 2008 meeting, the Fed cut the rate by 50 basis points (that is, 0.50%), bringing it from 2.50% down to 2.00%. It then held the rate steady until September 2008, citing inflationary pressures on the back of soaring oil and food prices.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered the rate on October 8, 2008 in a coordinated interest rate cut with other central banks from around the world. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29, 2008. Together, these moves brought the federal funds rate to 1.00%. Then, at its December 16, 2008 meeting, the Fed aggressively cut the rate to a range of 0.00% to 0.25%—a record low. This rate was subsequently maintained at the Fed meetings that took place in January, March and April 2009, following the conclusion of the reporting period.

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Q.	How did you position the Fund in a market environment characterized by an ongoing credit crisis?
A.	Given the continued concerns in the credit markets, we sought to maintain a high degree of liquidity in the Fund in order to minimize pricing volatility and to meet redemption requests. We did so by investing a significant portion of the Fund’s new investments in shorter-dated money market securities maturing within one to three months.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the security level, we maintained a greater than usual level of portfolio diversification over the reporting period by investing in smaller positions. While the Fund is generally able to hold up to 5.00% in any one security (subject to certain exceptions), we typically purchased no more than 1.00% to 2.00% in any one non-government issuer, as part of our efforts to reduce risk and keep the fund highly liquid.

Q.	What types of securities did you emphasize over the period?
A.	Over the course of the reporting period, we increased the Fund’s exposure to asset-backed commercial paper, lessening its exposure to repurchase agreements in the process. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.) This move followed measures taken by the Fed to improve the liquidity of asset-backed commercial paper in response to the turmoil in the credit markets. We also increased the Fund’s exposure to US government and agency obligations throughout the period, while decreasing exposure to certificates of deposit and short-term corporate obligations.

We employ a rigorous research and selection process which has led us to focus on securities’ underlying credit. This helped the Fund avoid having any direct exposure to collateralized debt obligations (CDOs) or the subprime mortgage market, two areas that performed poorly over the period.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect volatility to remain elevated. We also expect Fund yields to remain low in the near future, in light of the historically low fed funds rate.

Given the ongoing credit crunch, the still-slowing housing market and a weakening labor market, we believe that the US economy could continue to contract in the upcoming months. However, while growth

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has weakened considerably, we believe that a complete collapse in the economy and a period of prolonged deflation are unlikely given the extraordinary combination of global fiscal and monetary policy responses.

Looking ahead, we plan to monitor the factors likely to influence the Fed’s future decisions on interest rates, including the state of the financial markets, inflation and the overall state of the economy.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp	Robert Sabatino
President	Portfolio Manager
UBS Cashfund Inc.	UBS Cashfund Inc.
Head—Americas	Executive Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the annual period ended March 31, 2009. The views and opinions in the letter were current as of May 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

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UBS Cashfund Inc.

Temporary Guarantee Program for Money Market Funds

The Fund participates in the Temporary Guarantee Program for Money Market Funds (the “Program”) created by the US Department of the Treasury (the “Treasury”).

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”) and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program (as discussed below), the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program, the Fund paid fees as noted earlier in this report.

Under the terms of the Program, upon the occurrence of a Guarantee Event, a fund Board must promptly initiate actions necessary under state and federal law to commence the liquidation of a fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per share. Guarantee payments under the Program will be made through a fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund.

The Program is designed to address temporary dislocations in credit markets. The Program will exist up to the close of business on September 18, 2009. Neither this shareholder report, nor any participating fund, is in any manner approved, endorsed, sponsored or authorized by the Treasury.

A few highlights of the Program to keep in mind:

• The US Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

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UBS Cashfund Inc.

• Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

• If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

• If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

• The Program expires on September 18, 2009.

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UBS Cashfund Inc.

Understanding your fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008 to March 31, 2009.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

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UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

	Beginning account value October 1, 2008	Ending account value March 31, 2009	Expenses paid during period(1) 10/01/08 - 03/31/09
Actual	$1,000.00	$1,005.30	$2.85
Hypothetical (5% annual return before expenses)	1,000.00	1,022.09	2.87

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

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UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	03/31/09		09/30/08		03/31/08
Seven-day current yield(1)	0.28%		1.96%		2.53%
Seven-day effective yield(1)	0.28		1.98		2.56
Weighted average maturity(2)	33	days	42	days	51	days
Net assets (bln)	$2.3		$2.4		$2.8

Portfolio composition(3)	03/31/09		09/30/08		03/31/08
Commercial paper	43.3%		26.7%		29.7%
US government and agency obligations	30.0		29.4		20.2
Repurchase agreements	11.3		15.5		22.3
Certificates of deposit	10.2		14.8		18.8
Short-term corporate obligations	3.1		9.9		8.8
Bank notes	2.1		3.6		–
Money market funds	2.2		2.1		1.2
Other assets less liabilities	(2.2)		(2.0)		(1.0)
Total	100.0%		100.0%		100.0%

(1)

Yields will fluctuate. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

(2)	The Fund is actively managed and its weighted average maturity will differ over time.

(3)	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, the Fund is participating in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. The Program generally does not guarantee any new investments in the Fund made after September 19, 2008, and is scheduled to expire on September 18, 2009. For more information about the Program’s scope and limitations, please see the Fund’s most recent prospectus as supplemented.

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UBS Cashfund Inc.

Statement of net assets—March 31, 2009

Security description	Face amount	Value
US government and agency obligations—29.97%
Federal Home Loan Bank 2.100%, due 04/09/09(1)	$33,000,000	$32,984,600
0.737%, due 04/13/09(2)	25,000,000	25,000,000
2.860%, due 04/13/09(1)	25,000,000	24,976,167
2.500%, due 04/14/09(1)	25,000,000	24,977,431
2.570%, due 05/05/09	20,000,000	20,041,480
2.400%, due 05/13/09	10,000,000	9,999,787
0.400%, due 05/22/09(1)	40,000,000	39,977,333
2.820%, due 07/10/09	21,000,000	21,000,000
0.450%, due 07/13/09(1)	18,000,000	17,976,825
0.580%, due 08/17/09(1)	10,000,000	9,977,767
Federal Home Loan Mortgage Corp.* 0.610%, due 04/01/09(2)	35,000,000	35,000,000
2.450%, due 04/09/09	14,000,000	14,000,000
1.350%, due 04/14/09(1)	25,000,000	24,987,813
0.453%, due 04/28/09(2)	50,000,000	49,991,075
0.380%, due 06/15/09(1)	20,000,000	19,984,167
0.340%, due 06/22/09(1)	25,000,000	24,980,639
0.570%, due 08/17/09(1)	30,000,000	29,934,450
4.125%, due 11/30/09	20,250,000	20,496,038
Federal National Mortgage Association* 1.244%, due 04/13/09(2)	25,000,000	25,000,000
0.160%, due 04/30/09(1)	48,000,000	47,993,813
0.250%, due 05/18/09(1)	40,000,000	39,986,944
1.800%, due 06/29/09(1)	19,000,000	18,915,450
US Cash Management Bills 1.280% , due 04/29/09(1),(3)	25,000,000	24,975,111
US Treasury Bills 1.080%, due 05/07/09(1),(3)	25,000,000	24,973,000
0.310%, due 05/21/09(1)	11,225,000	11,220,167
0.330%, due 05/21/09(1)	5,600,000	5,597,433
0.300%, due 05/28/09(1)	25,500,000	25,487,887
0.235%, due 06/18/09(1)	19,500,000	19,490,071
Total US government and agency obligations (cost—$689,925,448)		689,925,448

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UBS Cashfund Inc.

Statement of net assets—March 31, 2009

Security description	Face amount	Value
Bank notes—2.08%
Banking-US—2.08%
Bank of America N.A.
1.436%, due 05/06/09(2)	$15,000,000	$15,000,000
0.500%, due 06/08/09(4)	10,000,000	10,000,000
Wachovia Bank N.A. (Charlotte) 1.655%, due 04/06/09(2)	23,000,000	23,000,000
Total bank notes (cost—$48,000,000)		48,000,000
Certificates of deposit—10.19%
Banking-non-US—9.32%
Bank of Nova Scotia 0.570%, due 05/01/09	20,000,000	20,000,000
2.400%, due 05/07/09	25,000,000	25,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.580%, due 04/01/09	23,500,000	23,500,000
Barclays Bank PLC 0.500%, due 04/03/09	20,000,000	20,000,000
BNP Paribas 0.640%, due 04/14/09	15,000,000	15,000,000
Calyon N.A., Inc. 3.170%, due 06/02/09	25,000,000	25,000,000
Credit Suisse First Boston 2.750%, due 05/18/09	20,000,000	20,000,000
Deutsche Bank AG 0.600%, due 05/21/09	25,000,000	25,000,000
Natixis 1.100%, due 04/15/09	25,000,000	25,000,000
Toronto-Dominion Bank 1.150%, due 08/20/09	16,000,000	16,009,250
		214,509,250
Banking-US—0.87%
State Street Bank & Trust Co. 0.550%, due 04/13/09	20,000,000	20,000,000
Total certificates of deposit (cost—$234,509,250)		234,509,250

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UBS Cashfund Inc.

Statement of net assets—March 31, 2009

Security description	Face amount	Value
Commercial paper(1)—43.25%
Asset backed-banking—1.87%
Atlantis One Funding 0.400%, due 04/23/09	$8,000,000	$7,998,045
0.700%, due 06/08/09	35,000,000	34,953,722
		42,951,767
Asset backed-miscellaneous—12.40%
Amsterdam Funding Corp. 0.570%, due 04/02/09	20,000,000	19,999,683
0.650%, due 04/22/09	15,000,000	14,994,313
0.810%, due 05/11/09	10,000,000	9,991,000
Fairway Finance Co. LLC 0.550%, due 04/01/09	15,000,000	15,000,000
0.650%, due 05/22/09	17,500,000	17,483,885
0.650%, due 06/08/09	15,000,000	14,981,583
Kitty Hawk Funding Corp. 0.600%, due 05/01/09	35,000,000	34,982,500
Market Street Funding LLC 0.650%, due 06/09/09	45,000,000	44,943,938
Old Line Funding Corp. 2.750%, due 04/20/09	18,000,000	17,973,875
0.550%, due 05/14/09	25,000,000	24,983,576
Ranger Funding Co. LLC 0.530%, due 04/02/09	15,000,000	14,999,779
Regency Markets No.1 LLC 0.550%, due 04/20/09	20,000,000	19,994,195
Sheffield Receivables Corp. 0.350%, due 04/09/09	15,000,000	14,998,833
0.550%, due 05/07/09	20,000,000	19,989,000
		285,316,160
Banking-non-US—1.09%
Dnb NOR ASA 1.270%, due 04/06/09	25,000,000	24,995,590
Banking-US—10.55%
Calyon N.A., Inc. 1.870%, due 06/17/09	5,000,000	4,980,001
1.020%, due 07/29/09	20,000,000	19,932,567

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UBS Cashfund Inc.

Statement of net assets—March 31, 2009

Security description	Face amount	Value
Commercial paper(1)—(continued)
Banking-US—(concluded)
Danske Corp. 1.648%, due 04/09/09(2)	$25,000,000	$25,000,000
Dexia Delaware LLC 0.370%, due 04/01/09	50,000,000	50,000,000
ING (US) Funding LLC 0.840%, due 04/07/09	10,000,000	9,998,600
0.990%, due 07/13/09	15,000,000	14,957,513
National Australia Funding (DE), Inc. 0.440%, due 04/06/09	10,000,000	9,999,389
0.740%, due 04/06/09	20,000,000	19,997,944
San Paolo IMI US Financial Co. 0.260%, due 04/01/09	15,000,000	15,000,000
0.500%, due 04/02/09	28,000,000	27,999,611
Societe Generale N.A., Inc. 0.190%, due 04/01/09	20,000,000	20,000,000
0.880%, due 04/06/09	5,000,000	4,999,389
0.780%, due 05/04/09	20,000,000	19,985,700
		242,850,714
Brokerage—1.95%
Greenwich Capital Holdings, Inc. 0.350%, due 04/02/09	45,000,000	44,999,563
Consumer products-non durables—1.04%
Procter & Gamble International Funding SCA 0.310%, due 05/19/09	24,000,000	23,990,080
Diversified manufacturing—1.95%
Siemens Capital Co. LLC 0.260%, due 04/13/09	45,000,000	44,996,100
Energy-integrated—4.30%
BP Capital Markets PLC 0.220%, due 04/27/09	21,000,000	20,996,663
Chevron Corp. 0.280%, due 04/14/09	35,000,000	34,996,461
Koch Resources LLC 0.260%, due 04/13/09	20,000,000	19,998,267
0.120%, due 04/27/09	23,000,000	22,998,007
		98,989,398

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UBS Cashfund Inc.

Statement of net assets—March 31, 2009

Security description	Face amount	Value
Commercial paper(1)—(concluded)
Finance-noncaptive diversified—2.38%
General Electric Capital Corp. 0.190%, due 04/24/09	$20,000,000	$19,997,572
2.400%, due 06/03/09	35,000,000	34,853,000
		54,850,572
Health care—1.09%
Abbott Laboratories 0.270%, due 04/07/09	25,000,000	24,998,875
Pharmaceuticals—2.89%
Pfizer, Inc. 0.370%, due 06/10/09	30,000,000	29,978,416
Roche Holdings, Inc. 0.300%, due 05/28/09	20,000,000	19,990,500
Sanofi-Aventis 0.280%, due 04/14/09	16,500,000	16,498,332
		66,467,248
Technology-software—1.74%
Hewlett-Packard Co. 0.320%, due 04/02/09	40,000,000	39,999,645
Total commercial paper (cost—$995,405,712)		995,405,712
Short-term corporate obligations—3.12%
Banking-non-US—1.30%
BNP Paribas 1.441%, due 05/13/09(2)	30,000,000	30,000,000
Finance-captive automotive—1.82%
Toyota Motor Credit Corp. 0.520%, due 04/03/09(2)	16,750,000	16,750,000
0.660%, due 04/01/09(2)	25,000,000	25,000,000
		41,750,000
Total short-term corporate obligations (cost—$71,750,000)		71,750,000

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UBS Cashfund Inc.

Statement of net assets—March 31, 2009

Security description	Face amount	Value
Repurchase agreements—11.33%
Repurchase agreement dated 03/31/09 with Barclays Bank PLC, 0.190% due 04/01/09, collateralized by $94,810,000 Federal Home Loan Mortgage Corp. obligations, zero coupon to 4.750% due 04/03/09 to 07/12/10 and $22,326,000 Federal National Mortgage Association obligations, zero coupon due 06/01/17; (value—$112,200,639); proceeds: $110,000,581	$110,000,000	$110,000,000
Repurchase agreement dated 03/31/09 with Deutsche Bank Securities, 0.190% due 04/01/09, collateralized by $142,604,000 Federal National Mortgage Association obligations, 3.875% to 5.375% due 02/15/10 to 07/15/16; (value—$151,980,872); proceeds: $149,000,786	149,000,000	149,000,000
Repurchase agreement dated 03/31/09 with State Street Bank & Trust Co., 0.010% due 04/01/09, collateralized by $931,695 Federal Home Loan Bank obligations, 4.375% due 09/17/10 and $962,461 US Treasury Bills, zero coupon due 07/02/09 to 07/16/09; (value—$1,938,023); proceeds: $1,900,001	1,900,000	1,900,000
Total repurchase agreements (cost—$260,900,000)		260,900,000
Investment of cash collateral from securities loaned—2.22%
	Number of shares
Money market fund(5)—2.22%
UBS Private Money Market Fund LLC(6) 0.550% (cost—$51,000,000)	51,000,000	51,000,000
Total investments, which approximates cost for federal income tax purposes (cost—$2,351,490,410)—102.16%		2,351,490,410
Liabilities in excess of other assets—(2.16)%		(49,821,418)
Net assets (applicable to 2,301,448,699 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$2,301,668,992
*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by those organizations.
(1)	Interest rates shown are the discount rates at date of purchase.
(2)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of March 31, 2009 and reset periodically.
(3)	Security, or portion thereof, was on loan at March 31, 2009.
(4)

Security is backed by FDIC’s Temporary Loan Guarantee Program (“TLGP”). TLGP guarantees newly issued senior unsecured debt of banks, thrifts, and certain holding companies, and provides full coverage of non-interest bearing deposit transaction accounts.

16

UBS Cashfund Inc.

Statement of net assets—March 31, 2009

(5)	Rate shown reflects yield at March 31, 2009.
(6)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended March 31, 2009.

Security description	Value at 03/31/08	Purchases during the year ended 03/31/09	Sales during the year ended 03/31/09	Value at 03/31/09	Net income earned from affiliate for the year ended 03/31/09
UBS Private Money Market Fund LLC	$623,600	$536,064,173	$485,687,773	$51,000,000	$142,535

On April 1, 2008, the Fund adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments:

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$—	$2,351,490,410	$—	$2,351,490,410

17

UBS Cashfund Inc.

Statement of net assets—March 31, 2009

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	81.2%
France	4.7
United Kingdom	3.7
Germany	3.0
Japan	2.8
Canada	2.6
Norway	1.1
Switzerland	0.9
Total	100.0%

Weighted average maturity—33 days

See accompanying notes to financial statements

18

UBS Cashfund Inc.

Statement of operations

For the year ended March 31, 2009
Investment income:
Interest	$55,798,979
Securities lending income (includes $142,535 earned from an affiliated entity)	333,251
56,132,230

Expenses:
Investment advisory and administration fees	10,551,893
Transfer agency and related services fees	2,195,940
US Treasury Temporary Guarantee Program Participation fees	544,166
Custody and accounting fees	363,340
State registration fees	167,033
Professional fees	141,754
Reports and notices to shareholders	133,902
Insurance fees	71,373
Directors’ fees	28,388
Other expenses	43,875
14,241,664
Net investment income	41,890,566
Net realized gain from investment activities	209,487
Net increase in net assets resulting from operations	$42,100,053

See accompanying notes to financial statements

19

UBS Cashfund Inc.

Statement of changes in net assets

	For the years ended March 31,
	2009	2008
From operations:
Net investment income	$41,890,566	$105,874,689
Net realized gain from investment activities	209,487	246,681
Net increase in net assets resulting from operations	42,100,053	106,121,370

Dividends to shareholders from:
Net investment income	(41,890,566)	(105,874,689)
Net increase (decrease) in net assets from capital share transactions	(511,911,242)	325,310,814
Net increase (decrease) in net assets	(511,701,755)	325,557,495

Net assets:
Beginning of year	2,813,370,747	2,487,813,252
End of year	$2,301,668,992	$2,813,370,747
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

20

(This page has been left blank intentionally)

21

UBS Cashfund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

For the year ended March 31, 2009
Net asset value, beginning of year	$1.00
Net investment income	0.0158
Dividends from net investment income	(0.0158)
Net asset value, end of year	$1.00
Total investment return(1)	1.59%
Ratios/supplemental data:
Net assets, end of year (000’s)	$2,301,669
Expenses to average net assets, net of expense reimbursement by advisor and administrator	0.55%
Expenses to average net assets, before expense reimbursement by advisor and administrator	0.55%
Net investment income to average net assets	1.61%

(1)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

(2)	The Fund was reimbursed by UBS Financial Services Inc. in the amount of $502,423 for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements

22

For the years ended March 31,
2008		2007	2006	2005
$1.00		$1.00	$1.00	$1.00
0.0433		0.0471	0.0320	0.0118
(0.0433)		(0.0471)	(0.0320)	(0.0118)
$1.00		$1.00	$1.00	$1.00
4.42%		4.81%	3.25%	1.18%
$2,813,371		$2,487,813	$2,872,857	$3,443,468

0.52	%(2)	0.57%	0.57%	0.56%
0.54%		0.57%	0.57%	0.56%
4.30%		4.71%	3.18%	1.14%

23

UBS Cashfund Inc.

Notes to financial statements

Organization and significant accounting policies

UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income

Investments are valued at amortized cost, unless the Fund’s Board of Directors (the “Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of

24

UBS Cashfund Inc.

Notes to financial statements

the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

25

UBS Cashfund Inc.

Notes to financial statements

Investment advisor and administrator

The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
Next $500 million	0.425
Next $500 million	0.390
Next $500 million	0.380
Next $500 million	0.350
Next $1.0 billion	0.345
Next $500 million	0.325
Next $500 million	0.315
Next $500 million	0.300
Next $500 million	0.290
Over $5.5 billion	0.280

At March 31, 2009, the Fund owed UBS Financial Services Inc. $824,340 for investment advisory and administration fees.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to sub-advisory and sub-administration contracts (“Sub-Advisory and Sub-Administration Contracts”) between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the Fund) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly

26

UBS Cashfund Inc.

Notes to financial statements

affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended March 31, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $874,420,945.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor or sub-advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund‘s transfer agent, and is compensated for these services by PNC, not the Fund.

For the year ended March 31, 2009, UBS Financial Services, Inc. received from PNC, not the Fund, $1,342,122 of the total transfer agency and related services fees paid by the Fund to PNC.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. As of November 12, 2008, State Street Bank and Trust Company is the Fund’s lending agent. Prior to November 12, 2008, UBS Securities LLC was the Fund’s lending agent. For the period April 1, 2008 through

27

UBS Cashfund Inc.

Notes to financial statements

November 11, 2008, UBS Securities LLC earned $32,073 in compensation as the Fund’s lending agent. At March 31, 2009, the Fund had securities on loan having a market value of $49,948,111 and received cash collateral of $51,000,000.

Other liabilities and components of net assets

At March 31, 2009, the Fund had the following liabilities outstanding:

Payable for cash collateral from securities loaned	$51,000,000
Dividends payable to shareholders	142,745
Other accrued expenses*	729,397

*	Excludes investment advisory and administration fees.

At March 31, 2009, the components of net assets were as follows:

Accumulated paid in capital	$2,301,022,374
Accumulated net realized gain from investment activities	646,618
Net assets	$2,301,668,992

Federal tax status

The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended March 31, 2009 and March 31, 2008 was ordinary income.

At March 31, 2009, the characteristic of accumulated earnings on a tax basis was undistributed ordinary income of $789,363.

For the year ended March 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

28

UBS Cashfund Inc.

Notes to financial statements

Each of the tax years in the four year period ended March 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital share transactions

There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the years ended March 31,
	2009	2008
Shares sold	11,586,959,953	11,628,859,480
Shares repurchased	(12,140,671,108)	(11,408,029,942)
Dividends reinvested	41,799,913	104,481,276
Net increase (decrease) in shares outstanding	(511,911,242)	325,310,814

US Treasury Temporary Guarantee Program for Money Market Funds

The Fund participates in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covers shareholders of mutual funds as of the close of business on September 19, 2008. The program expires on September 18, 2009. The Fund bears the cost of participating in this program, as this is not an expense borne by the Fund’s advisor. The Fund paid a fee of 0.01% of the value of the Fund’s outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the Fund paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. After the close of the fiscal year, the program was extended a final time, providing coverage through September 18, 2009. In April, the Fund paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

29

UBS Cashfund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

To the Board of Directors and Shareholders of UBS Cashfund Inc.

We have audited the accompanying statement of net assets of UBS Cashfund Inc. (the “Fund”), as of March 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cashfund Inc. at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

May 19, 2009

30

UBS Cashfund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the Fund designates 100% of its “qualified short-term gains” (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2008 as short-term capital gain dividends.

31

UBS Cashfund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Director

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

32

UBS Cashfund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Professor Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

33

UBS Cashfund Inc.

Supplemental information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).
Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street NW, 18th floor Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009).

34

UBS Cashfund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc.
(cosmetics) (and serves as the chair of its audit
committee and as a member of its nominating
and corporate governance committee), a
director of Mack-Cali Realty Corporation (real
estate investment trust) (and serves as the chair
of its audit committee) and a director of the
Casual Male Retail Group, Inc. (menswear) (and
serves as a member of its audit committee and
as a member of its nominating and corporate
governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and IGT, Inc. (provides technology to gaming and wagering industry).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

35

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

36

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director of UBS Global AM—Americas region (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holding (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

37

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

38

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

39

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 35	Vice President	Since 2007	Mr. Sabatino is an executive director (since 2007) (prior to which he was a director) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001, he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of four investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

40

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

41

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

42

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was Head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

43

UBS Cashfund Inc.

Supplemental information (unaudited)

Officers (concluded)

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office for an indefinite term. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Fund’s board, including a majority of its Independent Directors, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

44

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48

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Kai R. Sotorp President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Sub-Advisor and Sub-Administrator

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc.

51 West 52nd Street

New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $59,700 and $57,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,523 and $3,667, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements and (2) review of the consolidated 2007 and 2006 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,165 and $11,400, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended March 31, 2009 and March 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)       Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)       Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2009 and March 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended March 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate fees billed by E&Y of $2,230,089 and $1,723,703, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$12,688	$15,067
Non-Covered Services	2,217,401	1,708,636

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp President

Date:	May 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow Vice President and Treasurer

Date:	May 29, 2009